COLUMBIA FUNDS SERIES TRUST
                           Columbia Treasury Reserves
                       Supplement dated December 22, 2008
             to Prospectuses dated January 1, 2008, as supplemented

The Board of Trustees of Columbia Funds Series Trust (the "Trust") has approved the closing of Columbia Treasury Reserves (the "Fund"), a series of the Trust, to new investors and new accounts as well as to additional purchases by existing investors as of the close of business on January 5, 2009, subject to certain limited exceptions.

In connection with the above action, the prospectuses for all share classes of the Fund are hereby supplemented by including the following disclosure under the heading "Description of the Share Class - Share Class Features - Eligible Investors and Minimum Initial Investments" and under the heading "Opening an Account and Placing Orders - Buying Shares - Eligible Investors":

As of the close of business on January 5, 2009 (the "Closing Date"), the Fund will close to new investors and new accounts as well as to additional purchases (including through exchanges) by existing investors, subject to the limited exceptions described below:

1. Investors who have established a systematic investment plan, payroll deduction arrangement, dividend diversification, systematic exchange, automatic sweep arrangement or similar automatic or systematic arrangement to purchase Fund shares on or prior to the Closing Date will be able to make additional purchases of Fund shares.

2. Fund shares will be issued in connection with the reinvestment of any distributions of the Fund.

In the event that an order to purchase shares is received by the Fund or its transfer agent from a new or existing investor or new account that is not eligible to purchase shares, that order will be refused by the Fund or its transfer agent and any money that the Fund or its transfer agent received will be returned to the investor, account or selling agent, as appropriate. Selling and servicing agents are responsible for monitoring and applying these restrictions on new accounts, new purchases and additional purchases by their customers.

The below text is added as a new paragraph at the end of the last footnote to the Fund's Annual Fund Operating Expenses table.

Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor's reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.



        Shareholders should retain this Supplement for future reference.



INT-47/157239-1208